                                                                   EXHIBIT 23(D)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report for Hughes Markets, Inc. and subsidiaries dated May 10, 1996 incorporated by reference in Quality Food Centers, Inc.'s previously filed Form 8-K/A and to all references to our firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP


Los Angeles, California
January 14, 1997